UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2016

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2016 (the “Settlement Date”), Amgen Inc. (the “Company”) completed its previously announced seven separate private offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) certain specified series of its outstanding senior notes (collectively, the “Old Notes”) for new 4.563% Senior Notes due 2048 (the “New 2048 Notes”) and new 4.663% Senior Notes due 2051 (the “New 2051 Notes” and, together with the New 2048 Notes, the “New Notes”), as applicable.

Pursuant to the Exchange Offers, the aggregate principal amount of each series of Old Notes set forth below was validly tendered and accepted and subsequently cancelled:

(i)	$347,590,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2037 (the “Existing 2037 Notes”);

(ii)	$209,384,000 aggregate principal amount of the Company’s 6.90% Senior Notes due 2038 (the “Existing 2038 Notes”);

(iii)	$533,680,000 aggregate principal amount of the Company’s 6.40% Senior Notes due 2039 (the “Existing 2039 Notes”);

(iv)	$287,880,000 aggregate principal amount of the Company’s 5.75% Senior Notes due 2040 (the “Existing 2040 Notes”);

(v)	$762,980,000 aggregate principal amount of the Company’s 5.65% Senior Notes due 2042 (the “Existing 2042 Notes”);

(vi)	$738,923,000 aggregate principal amount of the Company’s 5.375% Senior Notes due 2043 (the “Existing 2043 Notes”); and

(vii)	$1,275,955,000 aggregate principal amount of the Company’s 5.15% Senior Notes due 2041 (the “Existing 2041 Notes”).

Following such cancellation, the aggregate principal amount of each series of Old Notes set forth below remains outstanding:

(i)	$552,410,000 aggregate principal amount of the Existing 2037 Notes;

(ii)	$290,616,000 aggregate principal amount of the Existing 2038 Notes;

(iii)	$466,320,000 aggregate principal amount of the Existing 2039 Notes;

(iv)	$412,120,000 aggregate principal amount of the Existing 2040 Notes;

(v)	$487,020,000 aggregate principal amount of the Existing 2042 Notes;

(vi)	$261,077,000 aggregate principal amount of the Existing 2043 Notes; and

(vii)	$974,045,000 aggregate principal amount of the Existing 2041 Notes.

In connection with the settlement of the Exchange Offers, the Company has issued $1,415,455,000 aggregate principal amount of its New 2048 Notes and $3,541,438,000 aggregate principal amount of its New 2051 Notes, in exchange for the validly tendered and accepted Old Notes.

The New Notes were issued pursuant to an indenture, dated as of May 22, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, and an officer’s certificate, dated as of June 14, 2016 (the “Officer’s Certificate”), setting forth the terms of the New Notes.

The relevant terms of the New Notes are set forth in the Indenture, included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on May 22, 2014, and incorporated herein by reference, and the Officer’s Certificate (including forms of the New Notes) attached hereto as Exhibit 4.2 and incorporated herein by reference.

The 2048 Notes will bear interest at a rate of 4.563% per annum, and the 2051 Notes will bear interest at a rate of 4.663% per annum, which, in each case, shall be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2016. The 2048 Notes and the 2051 Notes will mature on June 15, 2048 and June 15, 2051, respectively.

In the event of a change in control triggering event, as defined in the Officer’s Certificate attached hereto as Exhibit 4.2, the holders of the New Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of New Notes, plus accrued and unpaid interest, if any.

The New Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

In connection with the sale of the New Notes, the Company entered into a registration rights agreement, dated as of June 14, 2016 (the “Registration Rights Agreement”), with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Mizuho Securities USA Inc., as lead dealer managers, and Drexel Hamilton, LLC and The Williams Capital Group, L.P., as co-dealer managers. Pursuant to the Registration Rights Agreement, the Company has agreed to use its reasonable efforts to file a registration statement with respect to an offer to exchange each series of New Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended (the “Securities Act”), within 180 days after June 14, 2016, the initial issue date of the New Notes (the “Issue Date”). The Company has also agreed to use its reasonable efforts to cause the registration statement to be declared effective within 270 days after the Issue Date and to use its reasonable efforts to consummate the exchange offer within 310 days after the Issue Date. The Company may be required to provide a shelf registration statement to cover resales of the New Notes under certain circumstances. If the Company fails to satisfy these obligations, it may be required to pay holders of the New Notes additional amounts. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

The descriptions of the Indenture, the Officer’s Certificate, the New Notes and the Registration Rights Agreement in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officer’s Certificate, the New Notes and the Registration Rights Agreement, respectively.

The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Amgen Inc.’s Current Report on Form 8-K filed on May 22, 2014).

4.2	Officer’s Certificate of Amgen Inc., dated as of June 14, 2016, including forms of the Company’s 4.563% Senior Notes due 2048 and 4.663% Senior Notes due 2051.

4.3	Registration Rights Agreement, dated as of June 14, 2016, by and among the Company, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Mizuho Securities USA Inc., as lead dealer managers, and Drexel Hamilton, LLC and The Williams Capital Group, L.P., as co-dealer managers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: June 14, 2016	By:	/s/ Mary A. Lehmann
	Name:	Mary A. Lehmann
	Title:	Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Amgen Inc.’s Current Report on Form 8-K filed on May 22, 2014).

4.2	Officer’s Certificate of Amgen Inc., dated as of June 14, 2016, including forms of the Company’s 4.563% Senior Notes due 2048 and 4.663% Senior Notes due 2051.

4.3	Registration Rights Agreement, dated as of June 14, 2016, by and among the Company, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Mizuho Securities USA Inc., as lead dealer managers, and Drexel Hamilton, LLC and The Williams Capital Group, L.P., as co-dealer managers.